Commitments and Contingent Liabilities	12 Months Ended
Mar. 31, 2011
Commitments and Contingent Liabilities

(18) Commitments and Contingent Liabilities

At March 31, 2011, Honda had commitments for purchases of property, plant and equipment of approximately ¥28,466 million.

Honda has entered into various guarantee and indemnification agreements. At March 31, 2010 and 2011, Honda has guaranteed ¥31,772 million and ¥30,393 million of bank loans of employees for their housing costs, respectively. If an employee defaults on his/her loan payments, Honda is required to perform under the guarantee. The undiscounted maximum amount of Honda’s obligation to make future payments in the event of defaults is ¥31,772 million and ¥30,393 million, respectively, at March 31, 2010 and 2011. At March 31, 2011, no amount has been accrued for any estimated losses under the obligations, as it is probable that the employees will be able to make all scheduled payments.

Honda warrants its products for specific periods of time. Product warranties vary depending upon the nature of the product, the geographic location of its sale and other factors.

The changes in provisions for those product warranties for each of the years in the two-year period ended March 31, 2011 are as follow:

	Yen (millions)
	2010	2011
Balance at beginning of year	¥233,979	¥226,038
Warranty claims paid during the period	(86,886)	(82,080)
Liabilities accrued for warranties issued during the period	79,520	84,920
Changes in liabilities for pre-existing warranties during the period	(3,571)	(3,550)
Foreign currency translation	2,996	(11,385)

Balance at end of year	¥226,038	¥213,943

With respect to product liability, personal injury claims or lawsuits, Honda believes that any judgment that may be recovered by any plaintiff for general and special damages and court costs will be adequately covered by Honda’s insurance and accrued liabilities. Punitive damages are claimed in certain of these lawsuits. Honda is also subject to potential liability under other various lawsuits and claims including 6 purported class actions in the United States. Honda recognizes an accrued liability for loss contingencies when it is probable that an obligation has been incurred and the amount of loss can be reasonably estimated. Honda reviews these pending lawsuits and claims periodically and adjusts the amounts recorded for these contingent liabilities, if necessary, by considering the nature of lawsuits and claims, the progress of the case and the opinions of legal counsel. After consultation with legal counsel, and taking into account all known factors pertaining to existing lawsuits and claims, Honda believes that the ultimate outcome of such lawsuits and pending claims including 6 purported class actions in the United States should not result in liability to Honda that would be likely to have an adverse material effect on its consolidated financial position, results of operations or cash flows.